August 28, 2012

Summary Prospectus

Managed Account Series

>  Mid Cap Value Opportunities Portfolio

Fund	Ticker Symbol
Mid Cap Value Opportunities Portfolio	MMCVX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated August 28, 2012, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts about Mid Cap Value Opportunities Portfolio

Investment Objective

The investment objective of the Mid Cap Value Opportunities Portfolio (the “Fund”) is to seek capital appreciation and, secondarily, income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Mid Cap Value Opportunities Portfolio
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)	Mid Cap Value Opportunities Portfolio
Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.82%
Fee Waivers and/or Expense Reimbursements[2]	(0.82)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.00%

[1]	The Fund is an investment option for certain “wrap-fee” or other separately managed account program clients for which BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) receives compensation pursuant to an investment management agreement. Wrap-fee program participants pay a “wrap” fee to the sponsor of the program which typically covers investment advice and transaction costs on trades executed with the sponsor or a designated broker-dealer. You should read carefully the wrap-fee or other program brochure provided to you by your program sponsor or investment adviser. The brochure is required to include information about the fees charged to you and, in the case of a wrap-fee program, the fees paid by the sponsor to BIM LLC. You pay no additional fees or expenses to purchase or redeem shares of the Fund.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus on page 26, BlackRock has contractually agreed to waive all fees and pay or reimburse all expenses of the Fund, except extraordinary expenses. Extraordinary expenses may include Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Mid Cap Value Opportunities Portfolio	$0	$0	$0	$0

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Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies of the Fund

In seeking to meet its objective, the Mid Cap Value Opportunities Portfolio normally invests at least 80% of its assets in equity securities of mid cap companies. Mid cap companies are companies that at the time of purchase have market capitalizations in the range of companies included in the S&P MidCap 400 Value Index (generally between $113 million and $11.8 billion as of June 30, 2012). This definition of mid-capitalization companies may be changed in response to changes in the market. The Fund purchases securities that Fund management believes have long term potential to grow in size or become more profitable or that the stock market may value more highly in the future. Fund management places particular emphasis on stocks trading at the low end of one or more valuation measures, such as price/book value, or price/sales, price/earnings or price/cash flow ratios. Such companies also may have particular qualities that affect the outlook for such companies, including an attractive market niche. The Fund purchases primarily common stock of U.S. companies in trying to meet its investment objective. The Fund may also invest up to 30% of its total assets in securities issued by foreign companies. The Fund may invest in securities denominated in currencies other than the U.S. dollar.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
—	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
—	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
—	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
—	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
■	Investment Style Risk — Because different kinds of stocks go in and out of favor depending on market conditions, the Fund’s performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

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Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P Mid Cap 400 Value Index. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by phone at 800-882-0052.

ANNUAL TOTAL RETURNS
Mid Cap Value Opportunities Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 19.17% (quarter ended September 30, 2009) and the lowest return for a quarter was –24.72% (quarter ended December 31, 2008). The year-to-date return as of June 30, 2012 was 4.39%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	Since Inception (August 2, 2005)
Mid Cap Value Opportunities Portfolio
Return Before Taxes	0.79%	3.72%	5.87%
Return After Taxes on Distributions	0.19%	2.49%	4.41%
Return After Taxes on Distributions and Sale of Shares	0.51%	2.48%	4.22%
S&P MidCap 400 Value Index
(Reflects no deduction for fees, expenses or taxes)	(2.43)%	1.38%	3.36%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
John Coyle, CFA	2009	Managing Director of BlackRock, Inc.
Murali Balaraman, CFA	2009	Managing Director of BlackRock, Inc.

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Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) to manage their accounts, or who have requested that their investment adviser implement investment recommendations provided by BIM LLC in connection with the management of their accounts.

Purchase and redemption orders generally are made based on instructions from BlackRock (or other investment advisers to whom BlackRock provides investment recommendations). Purchase and redemption orders are processed at the net asset value next calculated after the broker-dealer receives the order on behalf of the account each day the New York Stock Exchange (the “NYSE” or “Exchange”) is open.

Minimum Initial Investment	There is no minimum amount for initial investments.
Minimum Additional Investment	There is no minimum amount for additional investments.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional for more information.

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INVESTMENT COMPANY ACT FILE #811-21763 © BlackRock Advisors, LLC SPRO-MAS-M-0812